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                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints James A. Parke, Kathryn A. Cassidy and Nancy E. Barton, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933 with respect to $50,000,000,000 aggregate amount of the Corporation's debt securities, warrants, preferred stock, guarantees, letters of credit, promissory notes and loan obligations and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

         This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 11th day of October, 2002.

/s/ Dennis D. Dammerman
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Dennis D. Dammerman
Chairman, Chief Executive Officer and Director
(Principal Executive Officer)

/s/ James A. Parke                                 /s/ Joan C. Amble
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James A. Parke                                     Joan C. Amble
Vice Chairman, Chief Financial                     Vice President and Controller
Officer and Director                               (Principal Accounting Officer)
(Principal Financial Officer)

/s/ Kathryn A. Cassidy
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Kathryn A. Cassidy
Senior Vice President - Corporate Treasury
and Global Funding Operation

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

/s/ Nancy E. Barton                                /s/ James R. Bunt
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Nancy E. Barton                                    James R. Bunt
Director                                           Director

/s/ David L. Calhoun                               /s/ James A. Colica
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David L. Calhoun                                   James A. Colica
Director                                           Director

/s/ Michael D. Fraizer                             /s/ Arthur H. Harper
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Michael D. Fraizer                                 Arthur H. Harper
Director                                           Director

/s/ Benjamin W. Heineman, Jr.                      /s/ Jeffrey R. Immelt
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Benjamin W. Heineman, Jr.                          Jeffrey R. Immelt
Director                                           Director

/s/ Robert A. Jeffe                                /s/ John H. Myers
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Robert A. Jeffe                                    John H. Myers
Director                                           Director

/s/ Michael A. Neal
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Michael A. Neal                                    David R. Nissen
Director                                           Director

/s/ Ronald R. Pressman                             /s/ John M. Samuels
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Ronald R. Pressman                                 John M. Samuels
Director                                           Director

/s/ Keith S. Sherin                                /s/ Robert C. Wright
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Keith S. Sherin                                    Robert C. Wright
Director                                           Director
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